Exhibit 99.4

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is entered into as of October 18, 2004 by and among VIROLOGIC, INC., a Delaware corporation (the “Parent”), PERRY PARTNERS, L.P. (“PP”), PERRY PARTNERS INTERNATIONAL, INC. (“PPI”), AUDA CLASSICS PLC (“Auda”), TANG CAPITAL PARTNERS, L.P. (“Tang Capital”), and KEVIN C. TANG, an American citizen (PP, PPI, Auda, Tang Capital, and Mr. Tang collectively referred to as the “Holders”).

RECITALS

A. Holders are stockholders of ACLARA BIOSCIENCES, INC., a Delaware corporation (the “Company”).

B. Parent, Apollo Acquisition Sub, Inc., a Delaware corporation (“Merger Sub I”), Apollo Merger Subsidiary, LLC, a Delaware limited liability company (“Merger Sub II”) and the Company have entered into an Agreement and Plan of Merger and Reorganization dated as of May 28, 2004, as amended on even date hereof (the “Reorganization Agreement”), which provides (subject to the conditions set forth therein) for the merger of Merger Sub I into the Company (“Merger I”) and immediately following the effectiveness of Merger I, the merger of the Company with and into Merger Sub II (“Merger II,” and together with Merger I, the “Mergers”). The Reorganization Agreement contemplates that, upon consummation of Merger I, holders of shares of the common stock of the Company will receive shares of common stock of Parent (“Parent Common Stock”) and Contingent Value Rights in exchange for their shares of common stock of the Company. It is accordingly contemplated that Holders will receive shares of Parent Common Stock and Contingent Value Rights in the Merger (the “Securities”).

C. Holders and Parent understand that Holders may, pursuant to Rules 144 and 145 under the Securities Act of 1933, as amended, be subject to certain restrictions on Holders’ ability to sell the Securities.

D. Holders and Parent have agreed to enter into this Agreement, concurrently with the execution by the Holders of Voting Agreements with respect to certain matters pertaining to the Mergers, to grant to the Holders re-sale registration rights with respect to the Securities.

NOW, THEREFORE, the parties mutually agree as follows:

ARTICLE 1

General

1.1 Definitions. As used in this Agreement the following terms shall have the following respective meanings:

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by Parent with the SEC.

“Proceeding” means any action, suit, claim, arbitration, mediation, proceeding or investigation.

“Registrable Securities” means (i) the Securities; and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 145.

“Registration Statement” shall mean any registration statement required to be filed by Section 2.1 below, and shall include any preliminary prospectus, final prospectus, exhibit or amendment included in or relating to such registration statements.

“SEC” means the Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended.

ARTICLE 2

Registration; Restrictions on Transfer

2.1 Registration Procedures and Expenses. Parent shall:

(a) as soon as practicable using commercially reasonable efforts, and in no event more than ten (10) business days following the Effective Time of Merger I (as defined in the Reorganization Agreement), file with the SEC a Registration Statement on Form S-3 or on such other similar form as the Company may be permitted to use to register such Registrable Securities for resale from time to time by the Holders, which Registration Statement shall contain the Plan of Distribution attached hereto as Exhibit A (with appropriate adjustments to reflect more than one selling stockholder);

(b) use its best efforts, subject to receipt of necessary information from each Holder, to cause any such Registration Statement filed pursuant to Section 2.1(a) above to become effective as promptly after filing of such Registration Statement as practicable, and to remain effective throughout the period provided in Section 2.2 below;

(c) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective until termination of such obligation as provided in Section 2.2 below;

(d) furnish to each Holder (and to each underwriter, if any, of such Registrable Securities) such number of copies of prospectuses and/or prospectus supplements in conformity with the requirements of the Securities Act and such other documents as such Holder may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by such Holder; provided, however, that Parent’s obligation pursuant to this section may be satisfied by the electronic delivery of the final prospectus and/or prospectus supplement;

(e) file such documents as may be required of Parent for normal securities law clearance for the resale of the Registrable Securities in such states of the United States as may be reasonably requested by a Holder; provided, however, that Parent shall not be required in connection with this paragraph (e) to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Agreement, (ii) execute a general consent to service of process in any jurisdiction, or (iii) take any action that would cause it to become subject to any taxation in any jurisdiction where it would not otherwise be subject to such taxation;

(f) advise the Holders promptly:

(i) of the effectiveness of any post-effective amendments to the Registration Statement;

(ii) of any request by the SEC for amendments to the Registration Statement or amendments to the prospectus or for additional information relating thereto;

(iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, provided that Parent shall not disclose any non-public information to the Holders other than the fact of the issuance of the stop order, issuance of suspension or initiation of any proceeding, as the case may be;

(iv) of the existence of any fact and the happening of any event, of which Parent has knowledge, that makes any statement of a material fact made in the Registration Statement, the prospectus, any amendment or supplement thereto, or any document incorporated by reference therein, untrue, or that requires the making of any additions to or changes in the Registration Statement or the prospectus in order to make the statements therein not misleading; and

(v) the filing of any prospectus supplement and/or amendment to the Registration Statement as a result of which there is no longer an untrue statement or an omission of the type described in Section 2.1(f)(iv);

(g) if, after such Registration Statement has become effective, any stop order, injunction or other order or requirement of the SEC or other governmental agency or authority is threatened, then Parent shall use its commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of such Registration Statement or of any order preventing or suspending the use of any prospectus comprising a part of such Registration Statement, and, if any such order is issued, to obtain the withdrawal of any such order as soon as reasonably commercially practicable; and

(h) bear all fees and expenses in connection with the procedures in paragraphs (a) through (g) of this Section 2.1 and the registration of the Registrable Securities on such Registration Statement and the satisfaction of the blue sky laws of any state, as applicable.

2.2 Termination of Obligations. The obligations of Parent with respect to any particular Holder pursuant to Section 2.1 hereof shall cease and terminate upon the later to occur of (a) two years after the Effective Time of Merger I or (b) such time as all Registrable Securities held by such Holder may be sold under Rules 144 and 145 under the Securities Act during any ninety (90) day period.

2.3 Reporting Requirements. With a view to making available the benefits of certain rules and regulations of the Securities Act that may at any time permit the sale of the Registrable Securities to the public without registration or pursuant to a registration statement on Form S-3, Parent agrees to use commercially reasonable efforts to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act; and

(b) file with the SEC in a timely manner all reports and other documents required of Parent under the Securities Act and the Exchange Act.

2.4 Suspension of Registration Statement. Notwithstanding Section 2.1 hereof, Parent shall be entitled to suspend the offering under the Registration Statement (each such period a “Suspension Period”), if Parent’s Board of Directors determines, in good faith, that it is in the best interest of Parent and its stockholders to defer disclosure of certain material non-public information and that, during such periods, sales of Registrable Securities and the effectiveness of the Registration Statement should be suspended or delayed; provided, however, that Parent may not suspend or withdraw the Registration Statement more than twice in any twelve month period or for more than thirty (30) days in the aggregate in any twelve month period. Upon receipt of any notice from Parent of the happening of any event during the period the Registration Statement is effective that is of a type specified in the preceding sentence or as a result of which the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, each Holder agrees that (a) it will not sell any Registrable Securities pursuant to the Registration Statement until such Holder receives a notice from Parent that the misstatement(s) or omission(s) referred to above have been corrected and receives notice that any post-effective amendment has become effective or unless otherwise notified by Parent, and (b) such Holder will maintain the confidentiality of any information included in the notice delivered by Parent.

ARTICLE 3

Indemnification

3.1 Indemnification by Parent. To the extent permitted by law, Parent shall indemnify and hold harmless the Holders, the partners, officers, and directors of the Holders, and each Person who controls a Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys’ fees) and expenses (collectively, “Losses”) to which such Person may become subject under the Securities Act, the Exchange Act or other federal or state law insofar as such Losses arise out of or are based upon any of the following statements, omissions or violations by Parent (a) any untrue or alleged untrue statement of a material fact contained in the Registration Statement or prospectus or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading, or (b) any violation or alleged violation by Parent in connection with the offering covered by the Registration Statement under the Securities Act, the Exchange Act, any state Securities laws and any regulations promulgated thereunder; except to the extent that such untrue statements, omissions or violations (i) are made in reliance upon and in conformity with written information furnished by the Holders or the partners officers, directors or controlling persons of the Holders expressly for use therein, or (ii) in the case of a Suspension Period, that relate to the use by a Holder of an outdated or defective prospectus after Parent has notified such Holder in writing that the prospectus is outdated or defective and prior to the receipt by such Holder of the notification contemplated in Section 2.1(f)(v); provided, however, that the indemnity agreement contained in this Section 3.1 shall not apply to Losses for amounts paid in settlement of any such Losses, if such settlement is effected without the consent of Parent, which consent shall not be unreasonably withheld, conditioned or delayed.

3.2 Indemnification by Holders. To the extent permitted by law, each Holder shall, severally and not jointly, indemnify and hold harmless Parent, each of its directors, its officers and each Person who controls Parent (within the meaning of Section 15 of the Securities Act and Section 20 of the

Exchange Act) from and against all Losses to which such Persons may become subject under the Securities Act, the Exchange Act or other federal or state law insofar as such Losses arise out of or are based upon any of the following statements, omissions or violations by such Holder (a) any untrue or alleged untrue statement of a material fact contained in the Registration Statement or prospectus or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or prospectus in reliance upon and in conformity with written information furnished by such Holder expressly for use therein or (b) any violation or alleged violation by such Holder in connection with the offering covered by the Registration Statement under the Securities Act, the Exchange Act, any state Securities laws and any regulations promulgated thereunder and (c) in the case of a Suspension Period, the use by such Holder of an outdated or defective prospectus after Parent has notified such Holder in writing that the prospectus is outdated or defective and prior to the receipt by such Holder of the notification contemplated in Section 2.1(f)(v); provided, however, that the indemnity agreement contained in this Section 3.2 shall not apply to Losses for amounts paid in settlement of any Losses if such settlement is effected without the consent of such Holder, which consent shall not be unreasonably withheld, conditioned or delayed; provided, further, that in no event shall a Holder’s cumulative aggregate obligation to indemnify under this Section 3.2 exceed the proceeds from the offering received by such Holder, net of the sum of (i) discounts and commissions and (ii) the aggregate amount which such Holder has paid or is liable to pay under Section 3.4 hereof.

3.3 Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnification is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to participate in, and to the extent the Indemnifying Party so desires, assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, however, the Indemnified Party shall reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder; provided, further, the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except to the extent that such failure shall have materially prejudiced the Indemnifying Party. An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (a) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (b) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised in writing by counsel that a conflict of interest will exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld.

3.4 Contribution. If a claim for indemnification under Section 3.1 or 3.2 is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall, to the extent permitted by law, contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by a court of law by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission; provided, however, that in no event shall a Holder’s cumulative aggregate obligation to make a contribution hereunder exceed the proceeds from the offering received by such Holder, net of the sum of (a) discounts and commissions and (b) the aggregate amount such Holder has paid, or is liable to pay, under Section 3.2 hereof.

ARTICLE 4

Representations and Warranties

4.1 No Conflicts. Parent represents and warrants to the Holders that the compliance by the Parent with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not (i) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Parent or any subsidiary of the Parent is a party or by which the Parent or any subsidiary of the Parent is bound or to which any of the property or assets of the Parent or any subsidiary of the Parent is subject, or (ii) result in any violation of the provisions of the Certificate of Incorporation or Bylaws of the Parent as currently in effect or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Parent or any subsidiary of the Parent or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Parent of the transactions contemplated by this Agreement, except the registration under the Securities Act of the Registrable Securities and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws in connection with the offering and distribution of the Registrable Securities.

ARTICLE 5

Miscellaneous

5.1 Integration, Amendment. This Agreement constitutes the entire agreement among the parties hereto with respect to the matters set forth herein and supersedes and renders of no force and effect any other prior oral or written agreements, commitments and understandings among the parties with respect to the matters set forth herein. Except as otherwise expressly provided in this Agreement, no amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by each of the parties hereto.

5.2 Waivers. No waiver by a party hereto shall be effective unless made in a written instrument duly executed by all of the parties and only to the extent set forth in such instrument. Neither the waiver by the parties hereto of a breach or a default under any of the provisions of this Agreement, nor the failure of any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any such provisions, rights or privileges hereunder.

5.3 Assignment, Successors and Assigns. This Agreement and the rights granted hereunder may not be assigned by a Holder without the written consent of Parent. This Agreement shall inure to the benefit of and be binding upon all of the parties hereto and their respective heirs, executors, personal and legal representatives, successors and permitted assigns.

5.4 Notices. All notices called for under this Agreement shall be in writing and shall be deemed given upon receipt if delivered personally or by facsimile transmission and followed promptly by mail, or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the addresses set forth on the signature page hereto, or to any other address or addressee as any party entitled to receive notice under this Agreement shall designate, from time to time, to others in the manner provided in this Section 4.4 for the service of notices; provided, however, that notices of a change of address shall be effective only upon receipt thereof. Any notice delivered to the party hereto to whom it is addressed shall be deemed to have been given and received on the day it was received; provided, however, that if such day is not a Business Day, then the notice shall be deemed to have been given and received on the Business Day next following such day and if any party rejects delivery of any notice attempted to be given hereunder, delivery shall be deemed given on the date of such rejection. Any notice sent by facsimile transmission shall be deemed to have been given and received on the Business Day next following the transmission. As used in this Agreement, a “Business Day” is any Monday, Tuesday, Wednesday, Thursday or Friday other than a day on which banks and other financial institutions are authorized or required to be closed for business in the State of New York.

5.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

5.6 Headings. Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

5.7 Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or entity may require.

5.8 Execution in Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signature of or on behalf of each party appears on each counterpart, but it shall be sufficient that the signature of or on behalf of each party appears on one or more of the counterparts. All counterparts shall collectively constitute a single agreement.

5.9 Severability. If fulfillment of any provision of this Agreement, at the time such fulfillment shall be due, shall transcend the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision contained in this Agreement operates or would operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be held ineffective, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect.

5.10 Definitions. Terms used but not defined herein shall have the meanings ascribed to such terms in the Reorganization Agreement.

5.11 Supercedes Earlier Agreement. This Agreement supercedes and replaces in its entirety that certain Registration Rights Agreement entered into as of May 28, 2004 between Parent and Tang Capital.

The parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

VIROLOGIC, INC.

By:	/s/ William D. Young
Name:	William D. Young
Title:	Chief Executive Officer

Address/Notice To:

ViroLogic, Inc.

345 Oyster Point Blvd.

South San Francisco, California 94080

Attention: Kathy L. Hibbs

Fax No.: (650) 635-0397

with a copy to:

Cooley Godward LLP

4401 Eastgate Mall

San Diego, California 92121

Attention: Steven M. Przesmicki, Esq.

Fax: (858) 550-6420

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

The parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

PERRY PARTNERS, L.P.

By:	Perry Corp., its General Partner

By:	/s/ Randy Borkenstein
Name:	Randy Borkenstein
Office:	Chief Financial Officer

Notices to Perry Partners, L.P. at:

Perry Corp.

599 Lexington Avenue

36th Floor

New York, New York 10022

Facsimile: (212) 583-4099

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

PERRY PARTNERS INTERNATIONAL, INC.

By: Perry Corp., its Investment Manager

By:	/s/ Randy Borkenstein
Name:	Randy Borkenstein
Office:	Chief Financial Officer

Notices to Perry Partners International, Inc. at:

Perry Partners International, Inc.

c/o CITCO Fund Services (Cayman Islands) LTD

Corporate Center, West Bay Rd.

P.O. Box 31106 SMB

Grand Cayman, Cayman Islands

Facsimile: (345) 949-3877

Attention: Kurt Hagerman

With copies to:

Perry Corp.

599 Lexington Avenue

36th Floor

New York, New York 10022

Facsimile: (212) 583-4099

AUDA CLASSICS PLC

By: Perry Corp., its Investment Manager

By:	/s/ Randy Borkenstein
Name:	Randy Borkenstein
Office:	Chief Financial Officer

Notices to Auda Classics PLC at:

Perry Corp.

599 Lexington Avenue

36th Floor

New York, New York 10022

Facsimile: (212) 583-4099

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

The parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

TANG CAPITAL PARTNERS, L.P.

/s/ Kevin C. Tang
By:	Kevin C. Tang
Its:	Managing Director of Tang Capital
Management, LLC, its general partner

Address:	4401 Eastgate Mall_
San Diego, CA 92121
Attn: Kevin C. Tang
Facsimile:	858-200-3837

KEVIN C. TANG

/s/ Kevin C. Tang
Kevin C. Tang

Address:	4401 Eastgate Hall
San Diego, CA 92121
Facsimile:	858-200-3837

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

EXHIBIT A

PLAN OF DISTRIBUTION

The Selling Stockholder (the “Selling Stockholder”) of the Common Stock and Contingent Value Rights (the “Securities”) of ViroLogic, Inc. (the “Company”) and any of its pledgees, assignees and successors-in-interest may, from time to time, sell any or all of its Securities on any stock exchange, market or trading facility on which the Securities are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholder may use any one or more of the following methods when selling Securities:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the Securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales entered into after the date of this prospectus;

•	broker-dealers may agree with the Selling Stockholders to sell a specified number of Securities at a stipulated price per security;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The Selling Stockholder may also sell Securities under Rule 144 or Rule 145 under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholder may arrange for other broker-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholder (or, if any broker-dealer acts as agent for the purchaser of Securities, from the purchaser) in amounts to be negotiated. The Selling Stockholder does not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

In connection with the sale of our Securities or interests therein, the Selling Stockholder may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the Securities in the course of hedging the positions they assume. The Selling Stockholder may also sell our Securities short and deliver these securities to close out their short positions, or loan or pledge the Securities to broker-dealers that in turn may sell these Securities. The Selling Stockholder may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of Securities offered by this prospectus, which Securities such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholder and any broker-dealers or agents that are involved in selling the Securities may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the Securities purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The Selling Stockholder has informed the Company that it does not have any agreement or understanding, directly or indirectly, with any person to distribute the Securities.

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the Securities. The Company has agreed to indemnify the Selling Stockholder against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.